Dated the 3rd day of May 2007

SETTLEMENT AGREEMENT

BETWEEN:

(1) **FKI plc**, a company registered in England and Wales, company number 00164945, whose registered office is at Falcon Works, Po Box 7713 Meadow Lane, Loughborough, Leicestershire LE11 1ZF

("**FKI plc**");

(2) **FKI Engineering Limited**, a company registered in England and Wales, company number 01620155, whose registered office is at Falcon Works, Po Box 7713 Meadow Lane, Loughborough, Leicestershire LE11 1ZF

("**FKI Ltd**");

(3) **Brush Electrical Machines Limited**, a company registered in England and Wales, company number 00111849, whose registered office is at Falcon Works, Po Box 7713 Meadow Lane, Loughborough, Leicestershire LE11 1ZF

("**Brush**");

(4) **DeWind GmbH**, a company incorporated in Germany, of Seelandstrasse 1, 23569, Lubeck, Germany

("**DW GmbH**"); and

(5) **De Wind Holdings Limited**, a company registered in England and Wales, company number 05309221, whose registered office is at Seckloe House, 101 North Thirteenth Street, Central Milton Keynes BUCKS MK9 3NX

("**Holdings**").

WHEREAS:

(A) The Disputes, which are the subject of proceedings in the Court of Appeal and the High Court in London and the District Court in Lubeck, have arisen between the parties;

(B) The parties have agreed on the terms set out herein to settle the Disputes.

IT IS HEREBY AGREED AS FOLLOWS:

1. The following words and expressions shall have the following meanings:

1.1 "Disputes" means: :

(a) The claims in the proceedings before the Lubeck Court, including for the avoidance of doubt the claim against FKI plc as third party noticed (**"the German Proceedings"**);

(b) the claims in the proceedings before the High Court in London (Commercial Court, 2006 Folio No. 680, including for the avoidance of doubt the appeal) (**"the Main English Proceedings"**);

(c) the claims in the proceedings before the High Court in London (Commercial Court, 2006 Folio No. 929) (**"the Brush Claim"**); and

(d) all and any claims which any of the parties have or may have against any other as at the date of this agreement which constitute, form or are related to, wholly or in part, the subject matter of the legal proceedings referred to in (a) – (c) above, and whatever the legal nature of such claims under German or English law and whatever may be the relief claimed in relation to such claims, whether under English or German law and including (for the avoidance of doubt) any claims arising out of the inability of DW GmbH to finalise accounts.

2. The parties shall take all necessary steps to effect a stay of all Disputes, effective until 15 September 2007 or such other date as the parties may agree in writing upon the terms set out herein.

3. The parties agree and undertake to use their best endeavours (i) to cause or procure that Ernst & Young (**"EY"**) complete the audit of DW GmbH's statutory accounts for the years 2002/2003, 2003/2004 and 2004/2005 and (ii) to cause or procure that EY give whatever confirmation is customary / usual under German law when signing off accounts. It is understood that issues relating to the capital account must be resolved prior to any undertakings being put in place to give assurances to the auditors regarding the going concern issue, but that DW GmbH (and /or its ultimate parent company) shall be solely responsible for giving the auditors the necessary comfort that DW GmbH can operate as a going concern. Insofar as EY are prepared to issue an audit certificate (or give whatever confirmation is customary / usual under German law when signing off accounts) but for the failure of DW GmbH (and /or its ultimate parent company) to give the going concern assurances, then this condition shall be deemed to be satisfied.

4. DW GmbH will promptly decide whether they need further assurance on possible legal issues regarding the capital structure of DW GmbH and /or in relation to payments made into and / or out of the capital reserve account, and notify FKI plc accordingly. If such assurance is needed, the German lawyers of DW GmbH and Holdings (1); and the German lawyers of FKI plc and FKI Ltd (2), will meet and discuss a common statement regarding the capital reserve account and the movements into and out of the same in the years 2004 / 2005 (**"the Statement"**). If at such meeting or meetings the two sets of German lawyers cannot agree on the terms of the Statement, the parties will instruct an independent reputable and suitably experienced law firm to prepare the Statement.

5. FKI plc and FKI Ltd shall bear the costs of their German lawyers. DW GmbH and Holdings shall bear the costs of their German lawyers. The costs of the independent law firm (if any) shall be borne equally between FKI plc and FKI Ltd (on the one hand) and DW GmbH and Holdings on the other hand.

6. Within 7 days of the completion of the Statement by the two sets of German lawyers or by the independent law firm as the case may be, DW GmbH and / or Holdings shall confirm in writing to FKI plc and / or FKI Ltd whether DW GmbH and Holdings are satisfied with the Statement.

7. In the event that DW GmbH and /or Holdings confirm their satisfaction with the Statement, they shall be jointly and severally liable for payment as follows: (i) the payment to FKI plc of the sum of €750,000 within 28 days of the making of this agreement and (ii) the payment to FKI plc within 90 days thereafter of a further sum of € 750,000. Upon receipt by FKI plc and clearance of the two payments of €750,000, the Disputes shall be settled and all parties shall take all necessary steps to withdraw the Disputes from the relevant Courts. The parties agree that insofar as they or any of them have against the other the benefit of any order or agreement for costs in the above-named proceedings, such order or agreement will not be enforced by the party in whose favour the same has been made and all such orders and agreements will be treated by the parties as if no order for costs had been made. However, and for the avoidance of doubt, where any sum has already been paid by any person on account of any order for costs made against them in favour of any other party herein, then the receiving party shall not be obliged to repay any such sum and the paying party shall not be entitled to claim against any person for the repayment of such sum.

8. In the event that EY have completed the audits for the years listed in clause 3 above, and DW GmbH and Holdings have confirmed in writing that they are satisfied with the Statement, but, for whatever reason, DW GmbH and /or Holdings fail to pay in full the sums set out in clause 7 above, then FKI plc, FKI Ltd and Brush shall be at liberty to pursue their claims in the Main English Proceedings (but not the 'contingent claims') and the Brush Claim, and DW Holdings Limited shall be at liberty to pursue its claim for c€ 330,000 in the Main English Proceedings (in respect of the sum due under the completion accounts mechanism), but all other Disputes shall remain settled, and the parties agree to discontinue them on the same terms as to costs as set out above. However, FKI plc, FKI Ltd and Brush shall give credit for any payments made by DW GmbH and / or Holdings pursuant to para. 7 above.

9. This Agreement constitutes the entire agreement between the parties about the subject matter of this agreement; and (in relation to such subject matter) supersedes all earlier discussions, understandings and agreements between any of the parties and all earlier representations by any party.

10. The parties shall keep the terms of this Agreement confidential and shall not disclose or reveal its terms to any person or entity other than the parties' legal and other professional advi-

sers or otherwise as required by operation of law or as required to comply with the rules regarding the disclosure of information by companies listed on a public exchange.

11. All parties agree that this agreement has not been induced by any representation or statement not set forth herein.

12. This settlement agreement confers no terms or rights of any kind whatsoever whether arising under the Contracts (Rights of Third Parties) Act 1999 or howsoever in favour of any person not named as a party to this settlement agreement.

13. This settlement agreement is subject to English Law and the parties hereto agree to submit to the exclusive jurisdiction of the Courts of England and Wales any dispute arising out of or in connection with this Agreement.

Signed for and on behalf of
FKI plc

....
Director

....
Director / secretary

Signed for and on behalf of
FKI Engineering Limited

....
Director

....
Director / secretary

Signed for and on behalf of
Brush Electrical Machines Limited

....
Director

....
Director / secretary

Signed for and on behalf of
De Wind GmbH

SCHMEDEMANN
Rechtsanwälte
Marlistraße 7 a - 9 · 23566 Lübeck
Tel. 0451 / 29 26 6-0 · Fax 29 26 6-29

....
per power of attorney

03.05.2007

Signed for and on behalf of
De Wind Holdings Limited

....
Director

....
Director / secretary